  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2011

DIADEXUS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26483	94-3236309
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 343 Oyster Point Boulevard, South San Francisco, California 94080
(Address of Principal Executive Offices)          (Zip Code)

Registrant’s telephone number, including area code: (650) 246-6400

  N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 16, 2011, diaDexus, Inc. (the “Company”) issued a press release announcing financial results for the fiscal quarter ended March 31, 2011.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished pursuant to this Item 2.02 of this report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2011, the Board of Directors (the “Board”) of the Company increased the authorized size of the Board from seven to eight members and appointed Brian E. Ward, Ph.D. as a director.  Dr. Ward was also appointed as a member of the Compensation Committee of the Board.  Pursuant to the Company’s current Non-Employee Director Cash Compensation Policy, Dr. Ward will receive an annual retainer fee of $25,000 for his service as a director and an additional annual retainer fee of $7,500 for his service on the Compensation Committee, plus additional per-meeting fees for attendance at more than six Board meetings and more than eight Compensation Committee meetings per year.  The Company also intends to enter into the Company’s standard indemnification agreement with Dr. Ward.

On May 12, 2011, director Louis C. Bock informed the Board that he intended to resign as a director effective immediately prior to the 2011 Annual Meeting of the Company’s stockholders (the “Annual Meeting”), scheduled to be held on July 14, 2011.  As a consequence, the Board no longer intends to nominate Mr. Bock for election as a director at the Annual Meeting and the authorized size of the Board will be reduced to seven members immediately prior to the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

diaDexus, Inc.
(Registrant)

Date: May 16, 2011	By:	/s/ David J. Foster
David J. Foster
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release